Exhibit 10.5

INTREPID BRANDS, LLC

2014 OPTION PLAN

SECTION 1. PURPOSE.

The purpose of the Intrepid Brands, LLC 2014 Option Plan (the “Plan”) is to promote the success and enhance the value of Intrepid Brands, LLC (the “Company”) by linking the personal interests of the service providers (including Employees, Consultants and Managers) to those of Company equity holders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company equity holders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees, Consultants and Managers whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Unless the context otherwise requires, capitalized terms used herein are defined in Section 12 of the Plan.

SECTION 2. ADMINISTRATION.

(a)           Committees. The Plan shall be administered by the Board of Managers or, at its election, by one or more committees consisting of one or more members who have been appointed by the Board of Managers. Each Committee shall have such authority and be responsible for such functions as may be delegated to it by the Board of Managers and any reference to the Board of Managers in the Plan shall be construed as a reference to the Committee with respect to functions delegated to it. If no Committee has been appointed, the entire Board of Managers shall administer the Plan.

If at any time equity of the Company is listed on any established stock exchange or a national market system, the Plan will be administered by a Committee appointed by the Board of Managers from among its members and shall be comprised solely of not less than two (2) members who shall be (i) “non-employee directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Exchange Act, (ii) “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code, and (iii) “independent directors” within the meaning of the listing standards of the New York Stock Exchange (and each other exchange on which the Company may be listed).

(b)           Authority of the Board of Managers. The Board of Managers shall have full authority and sole discretion to take any actions it deems necessary or advisable for the administration and operation of the Plan, including, without limitation, the right to construe and interpret the provisions of the Plan or any Award, to provide for any omission in the Plan, to resolve any ambiguity or conflict under the Plan or any Award, to accelerate vesting of or otherwise waive any requirements applicable to any Award, to extend the term or any period of exercisability of any Award, to modify the purchase price or exercise price under any Award, to establish terms or conditions applicable to any Award and to review any decisions or actions made or taken by the Committee. All decisions, interpretations and other actions of the Board of Managers or, in the absence of any action by the Board of Managers, any Committee shall be final and binding on all participants and other persons deriving their rights from a participant. Notwithstanding anything to the contrary herein, no action taken by the Board of Managers shall adversely affect in any material respect the rights granted to any participant under any outstanding Award without the participant’s written consent. Notwithstanding the preceding sentence, any Award made to a Manager hereunder shall be made or changed only with the approval of a majority of the Company’s voting members.

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SECTION 3. ELIGIBILITY

The Board of Managers in its sole discretion (except as limited by the last sentence of Section 2), is authorized to grant Awards to Employees, Consultants and Managers. Such persons who have been granted Awards shall be participants in the Plan with respect to such Awards. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

SECTION 4. COMMON UNITS SUBJECT TO PLAN.

(a)           Basic Limitation. Subject to the following provisions of this Section 4(a) and Section 8 of the Plan, the maximum number of Common Units of the Company that may be issued pursuant to an exercise of Options awarded under the Plan is 1,375,000 Common Units, reduced by one such Unit for every Incentive Unit (if any) that the Company issues in accordance with the terms therefore in the LLC Agreement. Each Option awarded shall, upon exercise, constitute the right to purchase one Common Unit from the Company.

(b)           Additional Common Units. In the event that any outstanding Award expires, is canceled or otherwise terminated, any rights to acquire Common Units allocable to the unexercised, unvested or otherwise canceled or forfeited portion of such Award shall again be available for the purposes of the Plan. In the event that Options and/or Common Units issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase, right of first offer or withholding requirements, such Options and/or Common Units shall again be available for the purposes of the Plan. In the event a participant pays for any Award through the delivery of previously acquired Common Units, the number of Options and/or Common Units available under the Plan shall be increased by the number of Common Units delivered by the participant. To the extent permitted by applicable law or any exchange rule, Common Units issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company shall not be counted against Options available for grant pursuant to the Plan.

SECTION 5. OPTIONS.

(a)           Generally. The Board of Managers may in its sole discretion grant Options. Each Award Agreement evidencing an Award of Options shall contain the following information, which shall be determined by the Board of Managers, in its sole discretion:

(i)           Exercise Price. Each Award Agreement shall specify the exercise price per Common Unit subject to the Option; provided, however, that the exercise price per Common Unit shall not be less than 100% of the Fair Market Value of such Common Unit on the date such Option is granted;

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(ii)          Exercisability and Vesting.

(A)      Each Award Agreement shall specify the dates and events when all or any installment of the Option becomes exercisable or vested, as applicable; provided, however, that by a resolution adopted after an Option is granted the Board of Managers may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised or vested, as applicable; and

(B)       Notwithstanding the preceding sentence, Vested Options may not be exercised until the earlier of (i) the Company is otherwise treated as a partnership for Federal income tax purposes, and (ii) the occurrence of a Change of Control.

(iii)           Term. Each Award Agreement shall state the term of each Option (including the circumstances under which such Option will expire prior to the stated term thereof), which shall not exceed 20 years from the date of grant.

(b)           Persons Eligible to Exercise Options. During the lifetime of a holder of an Option, only the holder may exercise the Option (or any portion thereof) granted to him or her; provided, however, that the holder’s Eligible Representative may exercise the holder’s Option during the period of the holder’s Disability. After the death of the holder, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her Eligible Representative.

(c)           Manner of Exercise of Options. At any time and from time to time prior to the time when the Option expires or is otherwise canceled under the Plan or the applicable Award Agreement, the exercisable portion of an Option may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional Common Units and the Board of Managers may, by the terms of the Option, require any partial exercise to exceed a specified minimum number of Common Units.

An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company of all of the following prior to the time when such Option or such portion expires or is otherwise canceled under the Plan or the applicable Award Agreement:

(i)           Notice in writing signed by the holder or his or her Eligible Representative, stating that such Option or portion thereof is exercised, and specifically stating the number of Common Units with respect to which the Option or portion thereof is being exercised;

(ii)          A copy of the LLC Agreement signed by the holder or Eligible Representative, as applicable;

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(iii)          Full payment of the aggregate exercise price of the Common Units with respect to which such Option (or portion thereof) is thereby exercised in accordance with any method prescribed by Section 6 of the Plan;

(iv)          The payment to the Company of all amounts necessary to satisfy any and all federal, state and local tax withholding requirements arising in connection with the exercise of the Option in accordance with any method prescribed by Sections 6 and 10(d) of the Plan;

(v)           Such representations and documents as the Board of Managers deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Board of Managers may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on Common Unit certificates and issuing stop-transfer orders to transfer agents and registrars; and

(vi)           In the event that the Option or portion thereof shall be exercised pursuant to Section 5(b) by any person or persons other than the holder, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

(d)           LLC Agreement. The holder of an Option shall not be, nor have any of the rights or privileges of, a member or unitholder of the Company in respect of any Units purchasable upon the exercise of any part of an Option unless and until such holder has signed the LLC Agreement provided by the Board of Managers and certificates representing such Units have been issued by the Company to such holder. If the holder of an Option is not a party to the LLC Agreement at the time of exercise of the Option (or any portion thereof), the exercise of the Option shall be subject to the condition that the holder enter into the LLC Agreement.

(e)           Transfer Restrictions. Common Units acquired upon exercise of an Option shall be subject to the terms and conditions of the LLC Agreement, including without limitation, transfer restrictions. In addition, the Board of Managers, in its sole discretion, may impose further restrictions on the transferability of the Units purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such Common Units.

(f)           No Rights as a Company Member or Holder of Company Common Units. A participant, or a transferee of a participant, shall have no rights as a Company member or holder of Common Units with respect to any Options or Common Units covered by an Award until Common Units are actually issued in the name of such person (or if Common Units will be held in street name, to a broker who will hold such Common Units on behalf of such person). No holder of Options will be treated as a holder of Common Units or member of the Company for tax purposes.

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SECTION 6. PAYMENT FOR COMMON UNITS.

(a)           General Rule. The purchase price of Common Units issued under the Plan shall be payable in cash or personal check at the time when such Common Units are acquired upon exercise of an Award or otherwise purchased, except as otherwise provided in this Section 6.

(b)           Surrender of Common Units. At the sole discretion of the Board of Managers, all or any part of the purchase price and any applicable withholding requirements may be paid by surrendering, or attesting to the ownership of, Common Units that are already owned by the participant. Such Common Units shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Award is exercised. The participant shall not surrender, or attest to the ownership of, Common Units in payment of any portion of the purchase price (or withholding) if such action would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the applicable Award for financial reporting purposes, unless the Board of Managers consents thereto.

(c)           Services Rendered. At the sole discretion of the Board of Managers, Common Units may be awarded under the Plan in consideration of services rendered to the Company to or after the Award.

(d)           Net Exercise. At the sole discretion of the Board of Managers, payment of all or any portion of the purchase price under any Award under the Plan and any applicable withholding requirements may be made by reducing the number of Common Units otherwise deliverable pursuant to the Award by the number of such Units having a Fair Market Value equal to the purchase price.

(e)           Exercise/Sale. At the sole discretion of the Board of Managers on or after an Initial Public Offering, payment may be made in whole or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction (i) to a securities broker approved by the Company to sell Common Units (or shares of a successor corporation) and to deliver all or part of the sales proceeds to the Company, or (ii) to pledge Common Units to a securities broker or lender approved by the Company as security for a loan, and to deliver all or part of the loan proceeds to the Company, in each case in payment of all or part of the purchase price and any withholding requirements.

(f)           Exercise of Discretion. Should the Board of Managers exercise its sole discretion to permit the participant to pay the purchase price under an Award in whole or in part in accordance with subsections (b) through (e) through above, it shall not be bound to permit such alternative method of payment for the remainder of any such Award or with respect to any other Award or participant under the Plan.

SECTION 7. TERMINATION OF SERVICE.

(a)           Termination of Service (except for Cause). Except as otherwise provided in the applicable Award Agreement, in the event a participant’s Service terminates for any reason other than for Cause, then: any Options to the extent vested as of the date of such termination shall continue until the expiration of their term Any Options to the extent unvested as of the date of such termination shall immediately expire and lapse upon such termination. Notwithstanding the foregoing, except as limited by Section 409A of the Code, the Board of Managers may extend the term of any outstanding Option (but not beyond the expiration date) in connection with a termination of a participant’s Service for any reason other than for Cause, or amend any other term or condition of such Option relating to such termination.

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(b)           Termination of Service (for Cause). Except as otherwise provided in the applicable Award Agreement, in the event a participant’s Service is terminated for Cause or Cause exists on the date a participant’s Service terminates, all of a participant’s Awards (including any exercised Options for which Common Units have not been delivered to the participant) shall be canceled and forfeited immediately on the date of such termination, and the Company shall return to the participant the price (if any) paid for such undelivered Common Units. Should a participant die at a time when Cause exists but prior to the date the participant’s Service is terminated for Cause, all of the participant’s Awards (including any exercised Options for which Units have not been delivered to the participant) shall be canceled and forfeited immediately as of the date of the participant’s death.

(c)           Leave of Absence. For purposes of this Section 7, Service shall be deemed to continue while a participant is on a bona fide leave of absence, if such leave is approved by the Company in writing or if continued crediting of service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Board of Managers).

(d)           Cash-Out of Options. If participant elects to exercise Options, then the Company shall have the right to cancel the exercised Options in consideration of a cash payment of the excess, if any, of the fair market value of the Common Units subject to such outstanding Options or portion thereof being canceled over the purchase price with respect to such Options being canceled.

SECTION 8. ADJUSTMENT OF UNITS; CHANGE OF CONTROL.

(a)           General. If there shall be a Recapitalization, an adjustment may be made to each outstanding Award such that each such Award shall thereafter be exercisable or payable, as the case may be, in such securities, cash and/or other property as would have been received in respect of Common Units subject to (or referenced by such Award) had such Award been exercised and/or settled in full immediately prior to such Recapitalization and such an adjustment may be made successively each time any such change shall occur. In addition, in the event of any Recapitalization, to prevent dilution or enlargement of participants’ rights under the Plan, the Board of Managers may, and will have the authority to, adjust, in a fair and equitable manner, the number and kind of Company equity that may be issued under the Plan, the number and kind of Company equity subject to outstanding Awards, and the purchase price applicable to outstanding Awards. Should the vesting of any Award be conditioned upon the Company’s attainment of performance conditions, the Board of Managers may make such adjustments to the terms and conditions of such Awards and the criteria therein to recognize unusual and nonrecurring events affecting the Company or in response to changes in applicable laws, regulations or accounting principles.

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(b)          Change of Control. Upon the occurrence of a Change of Control, Options will fully vest and be eligible for exercise. Subject to the terms of any agreement entered into in connection with a merger or consolidation, if a participant elects to exercise an Options after a Change of Control, then the Company shall have the right to cancel the exercised Options in consideration of a cash payment of the excess, if any, of the fair market value of the Common Units subject to such outstanding Options or portion thereof being canceled over the purchase price with respect to such Options being canceled.

(c)           Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Awards shall be subject to the agreement of merger or consolidation. Such agreement, without the participants’ consent, may provide for:

(i)           The continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving corporation) or by the surviving corporation or its parent;

(ii)           The substitution by the surviving corporation or its parent of stock awards with substantially the same terms for such outstanding Awards;

(iii)           The acceleration of the vesting of or right to exercise such outstanding Awards immediately prior to or as of the date of the merger or consolidation, and the expiration of such outstanding Awards to the extent not timely exercised or purchased by the date of the merger or consolidation or other date thereafter designated by the Board of Managers; or

(iv)           The cancellation of all or any portion of such outstanding Awards by a cash payment of the excess, if any, of the fair market value of the Common Units subject to such outstanding Awards or portion thereof being canceled over the purchase price with respect to such Awards or portion thereof being canceled. Common Units shall not be issued under the Plan unless the issuance and delivery of such Units comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, State securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. The Company shall not be obligated to file any registration statement under any applicable securities laws to permit the purchase or issuance of any Common Units under the Plan, and accordingly any certificates for Units may have an appropriate legend or statement of applicable restrictions endorsed thereon. Each participant and any person deriving its rights from any participant shall, as a condition to the purchase or issuance of any Common Units under the Plan, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of Common Units is not required to be registered under any applicable securities laws.

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SECTION 9. SECURITIES LAW REQUIREMENTS.

Units shall not be issued under the Plan unless the issuance and delivery of such Units comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, State securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. The Company shall not be obligated to file any registration statement under any applicable securities laws to permit the purchase or issuance of any Common Units under the Plan, and accordingly any certificates for Common Units may have an appropriate legend or statement of applicable restrictions endorsed thereon. Each participant and any person deriving its rights from any participant shall, as a condition to the purchase or issuance of any Units under the Plan, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuances of Common Units is not required to be registered under any applicable securities laws.

SECTION 10. GENERAL TERMS.

(a)           Nontransferability of Awards. No Award may be transferred, assigned, pledged or hypothecated by any participant during the participant’s lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process, except by beneficiary designation, will or the laws of descent and distribution. Subject to the limitations contained in this Section 10(a), an Option or other right to acquire Common Units under the Plan may be exercised during the lifetime of the participant only by the participant or by the participant’s Eligible Representative. Such Option or other right shall not be transferable and shall be exercisable only by the participant to whom such right was granted, except in the case of a transfer by the participant with the prior written consent of the Board of Managers in its sole discretion.

(b)           Restrictions on Transfer of Common Units. Any Common Units issued under the Plan shall be subject to such vesting and special forfeiture conditions, repurchase rights, rights of first offer and other transfer restrictions as the Board of Managers may determine. Such restrictions shall be set forth in the applicable Award Agreement, and shall apply in addition to any restrictions that may apply to holders of Units generally.

(c)           Liquidity. As determined by the Board of Managers in its sole discretion, subject to the LLC Agreement, applicable credit agreements and applicable law, a mechanism may be established by which the Company will provide limited liquidity to the participants in respect of Common Units acquired upon exercise, purchase or otherwise in respect of their Awards.

(d)           Withholding Requirements. As a condition to the receipt or purchase of Units pursuant to an Award, a participant shall make such arrangements as the Board of Managers may require for the satisfaction of any federal, State, local or foreign withholding obligations that may arise in connection with such receipt or purchase. The participant shall also make such arrangements as the Board of Managers may require for the satisfaction of any federal, State, local or foreign withholding obligations that may arise in connection with the disposition of Common Units acquired pursuant to an Award.

(e)           No Retention Rights. Nothing in the Plan or in any Award granted under the Plan shall confer upon a participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any subsidiary or NTC employing or retaining the participant) or of the participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

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(f)           Unfunded Plan. Participants shall have no right, title or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, nor a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the rights of a general unsecured creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

SECTION 11. DURATION AND AMENDMENTS.

(a)           Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Managers. The Plan shall terminate automatically on the day preceding the tenth anniversary of its adoption by the Board of Managers unless earlier terminated pursuant to Section 11(b) below.

(b)           Right to Amend or Terminate the Plan. The Board of Managers may amend, suspend or terminate the Plan at any time and for any reason.

(c)           Effect of Amendment or Termination. Any amendment of the Plan shall not adversely affect in any material respect any participant’s rights under any Award previously made or granted under the Plan without the participant’s consent. No Common Units shall be issued or sold under the Plan after the termination thereof, except pursuant to an Award granted prior to such termination. The termination of the Plan shall not adversely affect in any material respect any Awards outstanding on the date of termination.

(d)           Modification, Extension and Assumption of Awards. Within the limitations of the Plan, the Board of Managers may modify, extend or assume outstanding Awards or may provide for the cancellation of outstanding Awards in return for the grant of new Awards for the same or a different number of Common Units and at the same or a different price. The foregoing notwithstanding, no modification of an Awards shall, without the consent of the participant, materially impair the participant’s rights or increase the participant’s obligations under such Award or impair the economic value of any such Award.

SECTION 12. DEFINITIONS.

(a)          “Award” shall mean the grant of an Option to a participant under the Plan.

(b)          “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award, including through electronic medium.

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(c)          “Board of Managers” shall mean the Board of Managers of the Company, as constituted from time to time.

(d)          “Cause,” with respect to a participant, shall mean (unless another definition is provided in the applicable employment agreement between the Company or, if applicable, a subsidiary or NTC, and the participant, in which case such definition shall govern, or otherwise agreed to in writing by the Board of Managers and the participant):

(i)           conviction of, or plea of guilty or nollo contendere to, a felony;

(ii)          a willful and intentional breach of any covenants contained in the participant’s Award Agreement by the participant; or

(iii)         gross negligence or willful misconduct in the performance of the participant’s duties with the Company.

No act, or failure to act, shall be considered “willful” unless committed in bad faith and without a reasonable belief that the act or omission was in the best interests of the Company. No termination for Cause shall be effective with respect to a participant who is a Senior Officer unless made by a majority of the Board of Managers, at a meeting of the Board of Managers, held for such purpose, where the participant and his or her counsel had on opportunity, on at least fifteen (15) days’ notice, to be heard before the Board of Managers.

(e)          “Change of Control” shall mean the first to occur of any of the following events:

(i)           Any person or group of related persons for purposes of Section 13(d) of the Exchange Act, becomes the beneficial owner of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of Managers of the Company, other than a company directly or indirectly controlled by North Atlantic Holding Company, Inc.

(ii)          The consummation of any sale, lease, exchange or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to a person or entity not controlled by or under common control with North Atlantic Holding Company, Inc.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(f)          “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

(g)          “Committee” shall mean a committee of the Board of Managers, as described in Section 2(a) of the Plan.

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(h)          “Common Unit” shall mean one Common Unit of the Company, with a par value, as adjusted in accordance with Section 8 of this Plan. To the extent applicable, Unit shall include the equivalent common equity of a successor corporation to the Company.

(i)            “Company” shall mean Intrepid Brands, LLC, a Delaware limited liability company, and its successors and assigns.

(j)           “Consultant” shall mean a person who performs bona fide services for the Company, excluding Employees and Managers, whether for direct cash compensation or indirect compensation by contract or simply in exchange for awards under this Plan, including but not limited to persons engaged by National Tobacco Company, LP (“NTC”) to provide management and administrative services via the Company’s Distribution Service Agreement dated August 27, 2013 with NTC.

(k)          “Disability” shall mean with respect to a participant, (i) “disability” as defined in any employment agreement between the participant and the Company or a subsidiary or NTC, or (ii) if the participant is not a party to an employment agreement or “disability” is not defined therein, the participant’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment, as determined by the Board of Managers in its sole discretion, unless another meaning is specifically provided in the participant’s Award Agreement.

(1)          “Eligible Representative” for a participant shall mean such participant’s personal representative or such other person as is empowered under the deceased participant’s will or the then applicable laws of descent and distribution to represent the participant under the Plan.

(m)          “Employee” shall mean any individual who is a common-law employee of the Company.

(n)          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(o)          “Fair Market Value” of a Common Unit as of a given date shall be:

(i)          If the Common Units are listed on any established stock exchange or a national market system, including, without limitation, The NASDAQ National Market or The NASDAQ SmallCap Market of The NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for a Common Unit of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board of Managers deems reliable;

(ii)           If the Common Units are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a Common Unit on the last market trading day prior to the day of determination; or

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(iii)          In the absence of an established market for the Units, the Fair Market Value thereof shall be determined in good faith by the Board of Managers, in accordance with the principles set forth in Section 409A of the Code. Such determination shall be conclusive and binding on all persons.

(q)           “Initial Public Offering” shall mean a firm commitment underwritten public offering of Common Units or other event the result of which is that Common Units are tradable on the New York Stock Exchange, American Stock Exchange, the NASDAQ Stock Market or similar market system.

(r)            “LLC Agreement” shall mean the Second Amended and Restated Limited Liability Company Agreement of the Company dated as of November  12,  2013, as amended.

(s)           “Managers” shall mean a member of the Board of Managers.

(t)            “Option” shall mean a stock option not described in Section 422(b) of the Code granted pursuant to Section 6 the Plan entitling the holder to acquire Units upon exercise.

(u)           “Plan” shall mean this Intrepid Brands, Inc. 2014 Option Plan, as may be amended from time to time.

(v)           “Recapitalization” shall mean an event or series of events affecting the capital structure of the Company such as a stock split, reverse stock split, stock dividend, distribution, recapitalization, combination or reclassification of the Company’s securities.

(w)           “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(x)            “Senior Officers” shall mean the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and General Counsel of the Company or any of its Subsidiaries, and such other persons as the Board of Managers shall determine in its sole discretion.

(y)            “Service” shall mean service as an Employee, Manager or Consultant.

SECTION 13. MISCELLANEOUS.

(a)           Choice of Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(b)           Execution. To record the adoption of the Plan by the Board of Managers, the Company has caused its authorized officer to execute the same.

*     *     *     *

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Adopted effective as of August 7, 2014 by the Board of Managers, pursuant to the Company’s LLC Agreement as evidenced by their signatures below:

/s/ Brian C. Harriss
Signature

Name:	Brian C. Harriss
(please print)

/s/ James Dobbins
Signature

Name:	James Dobbins
(please print)

/s/ Lawrence Wexler
Signature

Name:	Lawrence Wexler
(please print)

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